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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 1997 relating to the financial statements of PharmaGenics, Inc. included in Genzyme Corporation's Form 8-K dated June 18, 1997.

                                                         /s/ Arthur Andersen LLP
                                                         Arthur Andersen LLP


Roseland, New Jersey
August 8, 1997


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